                                                                     Exhibit 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                            AKAMAI TECHNOLOGIES, INC.


      FIRST. The name of the Corporation is: Akamai Technologies, Inc.

      SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

      To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 5,000,000 shares, consisting of (i) 4,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) 1,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock").

      The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.    COMMON STOCK.

      1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

      2. Voting. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

      The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

      3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

      4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.    PREFERRED STOCK.

      Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

      Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

      FIFTH. The name and mailing address of the sole incorporator are as follows:

                  NAME                    MAILING ADDRESS
                  ----                    ---------------
                  Daniel M. Lewin         15 Charlesden Park
                                          Newtonville, MA 02460.

      SIXTH. In furtherance of and not in limitation of powers conferred by statute, it is further provided:

            1. Election of directors need not be by written ballot.

            2. The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

      SEVENTH. Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

      EIGHTH. 1. Actions, Suits and Proceedings Other than by or in the Right of the Corporation. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in this Article, except as set forth in
Section 7 below, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

      2. Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) which the Court of Chancery of Delaware shall deem proper.

      3. Indemnification for Expenses of Successful Party. Notwithstanding the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

      4. Notification and Defense of Claim. As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause
(ii) above.

      5. Advance of Expenses. Subject to the provisions of Section 6 below, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

      6. Procedure for Indemnification. In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

      7. Remedies. The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in
Section 6. Unless otherwise required by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

      8. Subsequent Amendment. No amendment, termination or repeal of this Article or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

      9. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

      10. Partial Indemnification. If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

      11. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

      12. Merger or Consolidation. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

      13. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

      14. Definitions. Terms used herein and defined in Section 145(h) and
Section 145(i) of the General Corporation Law of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

      15. Subsequent Legislation. If the General Corporation Law of Delaware is amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

      NINTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

      EXECUTED as of the 20th day of August, 1998.



                                          /s/ Daniel M. Lewin
                                          ---------------------------------
                                          Daniel M. Lewin
                                          Incorporator

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            AKAMAI TECHNOLOGIES, INC.

                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware

      Akamai Technologies, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

      The Board of Directors of the Corporation, by unanimous written consent in lieu of a meeting, duly adopted a resolution, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

      RESOLVED: That the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and that the following paragraph be inserted in lieu thereof:

            "FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 7,000,000 shares, consisting of (i) 5,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) 2,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock")."

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Treasurer on this 18th day of November, 1998.

                                          AKAMAI TECHNOLOGIES, INC.


                                          By:   /s/ F. Thomson Leighton
                                                ------------------------
                                                F. Thomson Leighton
                                                Treasurer

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                            AKAMAI TECHNOLOGIES, INC.

                               ------------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                               ------------------


      Akamai Technologies, Inc., a Delaware corporation (the "Corporation") certifies that pursuant to the authority contained in Article Fourth of its Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, by unanimous written consent dated as of November 17, 1998 duly adopted the following resolution, which resolution remains in full force and effect on the date hereof:

      RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and hereby is established, consisting of 1,100,000 shares, $.01 par value per share, to be designated the "Series A Convertible Preferred Stock" (hereinafter, the "Series A Preferred Stock"); that the Board of Directors be and hereby is authorized to issue such shares of Series A Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine; and that, subject to the limitations provided by law and by the Certificate of Incorporation, the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof shall be as set forth on Schedule I attached hereto.

      IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by an authorized officer this 23rd day of November, 1998.

                                    AKAMAI TECHNOLOGIES, INC.


                                    By:   /s/ Daniel Lewin
                                          ----------------
                                          Daniel Lewin
                                          President

                                                                      SCHEDULE I

                            AKAMAI TECHNOLOGIES, INC.
               DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK


      The series of Preferred Stock designated and known as "Series A Convertible Preferred Stock" shall consist of 1,100,000 shares.

      1.    Voting.

            1A. General. Except as may be otherwise provided in these terms of the Series A Convertible Preferred Stock, in the Certificate of Incorporation (the "Certificate of Incorporation") of Akamai Technologies, Inc. (the "Corporation") or by law, the Series A Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series A Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

            1B. Board Size. Subject to the provisions of paragraph 1C below, the Corporation shall not, without the written consent or affirmative vote of the holders of at least 60% of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven
(7).

            1C. Board Seats. For so long as at least 50% of the shares of Series A Convertible Preferred Stock issued pursuant to the Purchase Agreement remains outstanding, the holders of the Series A Convertible Preferred Stock, voting as a separate series, shall be entitled to elect two (2) directors of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of at least a majority in interest of the then outstanding shares of Series A Convertible Preferred Stock shall constitute a quorum of the Series A Convertible Preferred Stock for the election of directors to be elected solely by the holders of the Series A Convertible Preferred Stock voting as a separate series. A vacancy in any directorship elected by the holders of the Series A Convertible Preferred Stock shall be filled only by the affirmative vote or written consent of the holders of at least 60% of the then outstanding shares of Series A Convertible Preferred Stock. The directors to be elected by the holders of the Series A Convertible Preferred Stock, voting separately as one class, pursuant to this paragraph 1C, shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of stockholders and until their successors have been elected and qualified.

      2. Dividends. No dividends shall be declared and set aside for any shares of the Series A Convertible Preferred Stock except in the event that the Board of Directors of the Corporation shall declare a dividend payable upon the then outstanding shares of the Common Stock of the Corporation, in which event the holders of the Series A Convertible Preferred Stock shall be entitled to the amount of dividends per share of Series A Convertible Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which each share of Series A Convertible Preferred Stock held by each holder thereof could be converted pursuant to the provisions of Section 5 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend. All dividends declared upon the Preferred Stock shall be declared pro rata per share.

      3. Liquidation, Dissolution and Winding-up.

            3A. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be paid an amount equal to $7.60 per share plus, in the case of each share, an amount equal to dividends accrued but unpaid thereon, computed to the date payment thereof is made available, together with payment to any class of stock ranking equally with the Series A Convertible Preferred Stock, and before any payment shall be made to the holders of any stock ranking on liquidation junior to the Series A Convertible Preferred Stock, such amount payable with respect to one share of Series A Convertible Preferred Stock being sometimes referred to as the "Series A Liquidation Preference Payment" and with respect to all shares of Series A Convertible Preferred Stock being sometimes referred to as the "Series A Liquidation Preference Payments". If upon any Liquidation Event, the assets to be distributed to the holders of the Series A Convertible Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to holders of the Series A Convertible Preferred Stock shall be distributed to such holders of the Series A Convertible Preferred Stock pro rata, so that each holder receives that portion of the assets available for distribution as the number of shares of such stock held by such holder bears to the total number of shares of such stock then outstanding.

            3B. Upon any Liquidation Event, immediately after the holders of Series A Convertible Preferred Stock and holders of any class of stock ranking equally with the Series A Convertible Preferred Stock have been paid in full pursuant to subsection 3A above, the remaining net assets of the Corporation available for distribution shall be distributed among the holders of the shares of Common Stock.

      Written notice of such Liquidation Event, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

      The (x) consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving Corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction), (y) the sale or transfer by the Corporation of all or substantially all its assets, or (z) the sale or transfer by the Corporation's stockholders of capital stock representing a majority of the outstanding capital stock of the Corporation shall be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph 3 (subject to the provisions of this paragraph 3 and not the provisions of paragraph 5G hereof, unless 5G is elected in the following proviso), provided, however, that if the holders of at least 60% of the then outstanding shares of Series A Convertible Preferred Stock shall elect the benefits of the provisions of paragraph 5G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 3, then all holders of shares of Series A Convertible Preferred Stock shall receive the benefits of the provisions of paragraph 5G in lieu of receiving payment pursuant to this Section 3. Whenever the distribution provided for in this paragraph 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

      4. Restrictions. At any time when at least 50% of the shares of Series A Convertible Preferred Stock issued pursuant to the Purchase Agreement (as defined in Section 8(a) below) remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent of the holders of at least 60% of the then outstanding shares of Series A Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

            (1) Consent to any Liquidation Event or merge or consolidate with or into, or permit any Subsidiary to merge or consolidate with or into, any other corporation, corporations, entity or entities (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction or a consolidation or merger pursuant to which the aggregate consideration definitively and unconditionally payable to all of the stockholders of the Corporation is greater than $50 million);

            (2) Sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets (unless the aggregate consideration definitively and unconditionally payable to all of the stockholders of the Corporation as a result of any such transaction is greater than $50 million);

            (3) Amend, alter or repeal any provision of its Certificate of Incorporation or By-laws in a manner adverse to holders of the Series A Convertible Preferred Stock;

            (4) Create or authorize the creation of or issue any additional class or series of shares of stock unless the same ranks junior to or on parity with the Series A Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or increase the authorized amount of Series A Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to or on parity with the Series A Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to or on parity with the Series A Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

            (5) In any manner amend, alter or change the designations or the powers, preferences or rights, privileges or the restrictions of the Series A Convertible Preferred Stock, provided, however, that the authorization or creation of any shares of capital stock on parity with Series A Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event shall not require approval of holders of Series A Convertible Preferred Stock;

            (6) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of stock ranking on parity with or junior to the Series A Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock or (ii) repurchases of shares of capital stock (at the original purchase price therefor) from officers, employees, directors or consultants of the Corporation which are subject to restrictive stock purchase, right of first refusal or other agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including termination of employment; or

            (7) Increase the number of Reserved Employee Shares without the affirmative vote or written consent of at least two of the directors elected solely by the holders of Series A Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 60% of the then outstanding shares of Series A Convertible Preferred Stock.

      5. Conversion. The holders of shares of Series A Convertible Preferred Stock shall have the following conversion rights:

            5A. Right to Convert. Subject to the terms and conditions of this paragraph 5, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Convertible Preferred Stock (except that upon any Liquidation Event the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $7.60 and (ii) dividing the result by the conversion price of $7.60 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series A Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

            5B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in paragraph 5A and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series A Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

            5C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall: (i) if cash is legally available, pay in cash an amount equal to all dividends accrued and unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in paragraph 5B, or (ii) if cash is not legally available, provide to such holder a certificate representing a number of shares of Common Stock equal to the quotient of all dividends accrued and unpaid on the shares of Series A Convertible Preferred Stock so surrendered divided by the applicable Series A Conversion Price. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to paragraph 5A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this paragraph 5C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Convertible Preferred Stock for conversion an amount in cash equal to the current fair market value of such fractional share as determined in good faith by the Board of Directors of the Corporation, and based upon the aggregate number of Shares of Series A Convertible Preferred Stock surrendered by any one holder.

            5D. Adjustment of Series A Conversion Price Upon Issuance of Common Stock. Except as provided in paragraphs 5E and 5F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(1) through 5D(8), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, (such number being appropriately adjusted to reflect the occurrence of any event described in paragraph 5F), then, forthwith upon such issue or sale, the Series A Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (assuming the conversion of the outstanding shares of Series A Convertible Preferred Stock) multiplied by the then existing Series A Conversion Price and
(b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (assuming the conversion of the outstanding shares of Series A Convertible Preferred Stock).

            For purposes of this paragraph 5D, the following subparagraphs 5D(1) to 5D(8) shall also be applicable:

            5D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of all such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series A Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

            5D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of all such Convertible Securities thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series A Conversion Price have been or are to be made pursuant to other provisions of this paragraph 5D, no further adjustment of the Series A Conversion Price shall be made by reason of such issue or sale.

            5D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 5D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 5D(1) or 5D(2), or the rate at which Convertible Securities referred to in subparagraph 5D(1) or 5D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series A Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided, however, that in no event shall the Series A Conversion Price then in effect hereunder be increased; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series A Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

            5D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to paragraph 5F), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

            5D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

            5D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common

      Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            5D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this paragraph 5D.

            5D(8) Taxed Shares. The initial 650,000 Option Shares (as defined in paragraph 8 herein and including 165,400 shares issued prior to the closing of the initial issuance of the Series A Convertible Preferred Stock) subject to the Plan (as defined in paragraph 8 herein) shall be deemed to be "Taxed Shares". In case at any time the Corporation shall grant an award of any of the Taxed Shares or grant an option to purchase any of the Taxed Shares (including options to purchase an aggregate of 71,500 Taxed Shares granted prior to the date of the initial issuance of Series A Convertible Preferred Stock), the Corporation shall not be required to make any adjustment of the Series A Conversion Price; provided, however, to the extent (i) the right of the Corporation to repurchase shares (at the purchase price paid by the award recipient) subject to an award of Taxed Shares terminates or does not exist and/or
      (ii) the Corporation issues any shares of its Common Stock upon exercise of an option to purchase Taxed Shares, then such Taxed Shares shall be deemed to be "Issued Taxed Shares," and the Corporation shall adjust the Series A Conversion Price as provided in paragraph 5D hereof and, that for purposes of such adjustment the Corporation shall be deemed to have received no consideration for the Issued Taxed Shares. Notwithstanding the foregoing, if the Company shall repurchase any of the Founders' Shares (as defined in paragraph 8 herein), any such Founders' Shares repurchased by the Company shall reduce the number (on a one-for-one basis) of any Taxed Shares (to the extent that such Taxed Shares have not become Issued Taxed Shares), such that there shall be no adjustment to the Series A Conversion Price upon issuance of the Option Shares previously designated as Taxed Shares. It is the intent of this 5D(8) that notwithstanding any increase in the number of Option Shares permitted by paragraph 8(c), no more than an aggregate of 650,000 Option Shares (appropriately adjusted to reflect an event described in paragraph 5F hereof) be deemed to be Taxed Shares; and all calculations and determinations made pursuant to this 5D(8) shall be made in good faith by the Corporation's Board of Directors after consultation with the Corporation's counsel.

            5E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price in the case of the issuance of (i) shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, (ii) shares of Common Stock issued or issuable as a dividend or distribution on Series A Convertible Preferred Stock and (iii) Reserved Employee Shares (as defined in paragraph 8 herein) (other than Taxed Shares).

            5F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series A Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series A Conversion Price in effect immediately prior to such combination shall be proportionately increased.

            5G. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation's assets or other similar transaction (any such transaction being referred to herein as an "Organic Change") shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

            5H.   Adjustment of Series A Conversion Price Upon Incurrence of
Loss.

            (1) If and whenever the Purchasers (as defined in the Purchase Agreement) shall be entitled to indemnification pursuant to Section 7.13 of the Purchase Agreement and to the extent the amount of Losses (as defined in the Purchase Agreement) for which indemnification is provided therein is not paid in cash, the Series A Conversion Price shall be adjusted such that the number of shares of Common Stock issuable upon the conversion of one share of Series A Convertible Preferred Stock shall be equal to the sum of
(A) the number of shares of Common Stock issuable upon conversion of one share of Series A Convertible Preferred Stock immediately prior to the application of this Section 5H and (B) the Additional Loss Shares. For purposes of this Section 5H, "Additional Loss Shares" shall mean such number of shares of Common Stock as is determined by dividing the Loss Amount (as determined in accordance with Section 7.13(c) of the Purchase Agreement) by the product of (x) the total number of shares of Series A Convertible Preferred Stock then outstanding times
(y) the Current Series A Value (as determined in accordance with Section 7.13(c) of the Purchase Agreement).

            (2) In addition to any other notice required herein, the Corporation shall provide each Purchaser with notice of any Loss promptly upon becoming aware of such Loss, which notice shall specify the amount of such Loss and specify in reasonable detail each individual item of Loss included in the amount so stated.

            5I. Notice of Adjustment. Upon any adjustment of the Series A Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series A Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

            5J.   Other Notices.  In case at any time:

            (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

            (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

            (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

            (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

            5K. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series A Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

            5L. No Reissuance of Series A Convertible Preferred Stock. Shares of Series A Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

            5M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

            5N. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

            5O. Definition of Common Stock. As used in this paragraph 5, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 5G.

            5P. Mandatory Conversion. All outstanding shares of Series A Convertible Preferred Stock shall automatically convert to shares of Common Stock if at any time the Corporation shall effect a public offering of shares of Common Stock (any such offering, regardless of compliance with subsections (i), (ii) and (iii) herein, being referred to as a "Public Offering") provided (i) the aggregate net proceeds from such offering to the Corporation shall be at least $20,000,000; (ii) the price paid by the public for such shares shall be at least $22.80 (appropriately adjusted to reflect the occurrence of any event described in paragraph 5F) and (iii) the offering is a firm commitment underwritten public offering, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Preferred Stock shall automatically convert to shares of Common Stock.

      6. Redemption. The shares of Preferred Stock shall be redeemed as follows:

            6A. Optional Redemption. The Corporation shall not have the right to call or redeem at any time all or any shares of Series A Convertible Preferred Stock. With the approval of the holders of 66% of the then outstanding shares of Series A Convertible Preferred Stock, one or more holders of shares of Series A Convertible Preferred Stock may, by giving notice (the "Notice") to the Corporation at any time after November 23, 2003 require the Corporation to redeem all of the outstanding Series A Convertible Preferred Stock in two equal installments, with one-half of the shares of Series A Convertible Preferred Stock redeemed on the First Redemption Date (as defined below), and the remainder redeemed on the first anniversary of the First Redemption Date (the "Second Redemption Date"). Upon receipt of the Notice, the Corporation will so notify all other persons holding Series A Convertible Preferred Stock. After receipt of the Notice, the Corporation shall fix the first date for redemption (the "First Redemption Date"), provided that such First Redemption Date shall occur within sixty (60) days after receipt of the Notice. All holders of Series A Convertible Preferred Stock shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series A Convertible Preferred Stock, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the Series A Convertible Preferred Stock, duly endorsed for transfer to the Corporation (if required by it) on or before the First Redemption Date. The First Redemption Date and the Second Redemption Date are collectively referred to as the "Redemption Dates".

            6B. Redemption Price and Payment. The Series A Convertible Preferred Stock to be redeemed on the Redemption Dates shall be redeemed by paying for each share in cash an amount equal to $7.60 per share, plus an amount equal to all dividends accrued and unpaid on each such share, such amount being referred to as the "Series A Redemption Price." Such payment shall be made in full on each of the Redemption Dates to the holders entitled thereto.

            6C. Redemption Mechanics. At least 15 but not more than 35 days prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by mail, postage prepaid, or by facsimile transmission to non-U.S. residents, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series A Convertible Preferred Stock notifying such holder of the redemption and specifying the Series A Redemption Price, the Redemption Date and the place where said Series A Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Series A Redemption Price, all rights of holders of shares of Series A Convertible Preferred Stock (except the right to receive the Series A Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series A Convertible Preferred Stock on any Redemption Date are insufficient to redeem the total number of outstanding shares of Series A Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of shares of Series A Convertible Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Series A Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein; provided, however, that such unredeemed shares shall be entitled to receive interest accruing daily with respect to the applicable Series A Redemption Price at the rate of 15% per annum, payable quarterly in arrears. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

            6D. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series A Convertible Preferred Stock redeemed pursuant to this paragraph 6 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Convertible Preferred Stock.

      7. Amendments. Except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by these terms of the Series A Convertible Preferred Stock by law or by the Certificate of Incorporation, no provision of these terms of the Series A Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least 60% of the then outstanding shares of Series A Convertible Preferred Stock.

      8. Definitions. As used herein, the following terms shall have the following meanings:

            (a) The term "Purchase Agreement" shall mean the Series A Convertible Preferred Stock Purchase Agreement dated as of November 23, 1998 between the Corporation and the Purchasers listed in Exhibit 1.01 thereto as in effect on November 23, 1998.

            (b) The term the "Plan" shall mean the Corporation's 1998 Stock Incentive Plan.

            (c) The term "Reserved Employee Shares" shall mean shares of Common Stock reserved by the Corporation pursuant to the Plan from time to time for (i) the sale of shares of Common Stock to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation or (ii) the exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation, not to exceed in the aggregate 650,000 shares of Common Stock for both clauses (i) and
(ii) , with such number including 236,900 shares issued or subject to options granted prior to the date of the initial issuance of the Series A Convertible Preferred Stock (the "Option Shares") (appropriately adjusted to reflect an event described in paragraph 5F hereof), provided that, such number of such shares subject to the Plan shall be increased by up to 839,914 additional shares of Common Stock (appropriately adjusted to reflect an event described in paragraph 5F hereof) (collectively, the "Founders' Shares") upon the repurchase of such Founders' Shares by the Company from the Founders pursuant to contractual rights held by the Company. The foregoing number of Reserved Employee Shares may be increased by the affirmative vote or written consent of the directors elected solely by the holders of Series A Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 60% of the then outstanding shares of Series A Convertible Preferred Stock.

            (c) The term "Subsidiary" or "Subsidiaries" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of every class of equity security of such corporation, partnership, trust or other entity.

Executed:  November 23, 1998              AKAMAI TECHNOLOGIES, INC.



                                          /s/ Daniel Lewin
                                          ----------------
                                          Daniel Lewin
                                          President

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            AKAMAI TECHNOLOGIES, INC.

                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware

      Akamai Technologies, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

      The Board of Directors of the Corporation, by unanimous written consent in lieu of a meeting, duly adopted a resolution, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been or will be given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

      RESOLVED: That the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and that the following paragraph be inserted in lieu thereof:

            "FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 17,000,000 shares, consisting of (i) 15,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) 2,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock")."

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President on this 26th day of January, 1999.

                                          AKAMAI TECHNOLOGIES, INC.


                                          By:   /s/ Daniel M. Lewin
                                                -------------------
                                                Daniel M. Lewin
                                                President

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            AKAMAI TECHNOLOGIES, INC.

                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware

      Akamai Technologies, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

      The Board of Directors of the Corporation, by unanimous written consent in lieu of a meeting, duly adopted a resolution, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been or will be given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

      RESOLVED: That the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and that the following paragraph be inserted in lieu thereof:

            "FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 27,000,000 shares, consisting of (i) 22,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock")."

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President on this 16th day of April, 1999.

                                          AKAMAI TECHNOLOGIES, INC.


                                          By:   /s/ Daniel M. Lewin
                                                -------------------
                                                Daniel M. Lewin
                                                President

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       OF

                            AKAMAI TECHNOLOGIES, INC.

                                  -------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                                  -------------

      Akamai Technologies, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article Fourth of its Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of the Directors of the Corporation, at a meeting held on April 13, 1999, duly adopted the following resolution, which resolution remains in full force and effect on the date hereof:

      RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation, a series of Preferred Stock of the Corporation be and hereby is established, consisting of 1,327,500 shares, $0.01 par value per share, to be designated "Series B Convertible Preferred Stock" (hereinafter, the "Series B Preferred Stock"); that the Board of Directors be and hereby is authorized to issue such shares of Series B Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine; and that, subject to the limitations provided by law and by the Certificate of Incorporation, the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof shall be as set forth on Schedule I attached hereto.

      IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by its President on this 16th day of April, 1999

                                          AKAMAI TECHNOLOGIES, INC.


                                          By:   /s/ Daniel Lewin
                                                -----------------
                                                Daniel Lewin
                                                President

                                                                      SCHEDULE I

                            AKAMAI TECHNOLOGIES, INC.
               DESIGNATION OF SERIES B CONVERTIBLE PREFERRED STOCK

      The series of Preferred Stock designated and known as "Series B Convertible Preferred Stock" shall consist of 1,327,500 shares.

      1. Voting.

         1A. General. Except as may be otherwise provided in the terms of the Series B Convertible Preferred Stock, in the Certificate of Incorporation (the "Certificate of Incorporation") of Akamai Technologies, Inc. (the "Corporation") or by law, the Series B Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series B Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series B Convertible Preferred Stock is then convertible.

         1B. Board Size. Subject to the provisions of paragraph 1C below, the Corporation shall not, without the written consent or affirmative vote of the holders of at least 60% of the then outstanding shares of Series B Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of nine (9).

         1C. Board Seats. For so long as at least 50% of the shares of Series B Convertible Preferred Stock issued pursuant to the Purchase Agreement (as defined in paragraph 9 herein) remains outstanding, the holders of the Series B Convertible Preferred Stock, voting as a separate series, shall be entitled to elect one (1) director of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of at least a majority in interest of the then outstanding shares of Series B Convertible Preferred Stock shall constitute a quorum of the Series B Convertible Preferred Stock for the election of directors to be elected solely by the holders of the Series B Convertible Preferred Stock voting as a separate series. A vacancy in any directorship elected by the holders of the Series B Convertible Preferred Stock will be filled only by the affirmative vote or written consent of the holders of at least 60% of the then outstanding shares of Series B Convertible Preferred Stock. The directors to be elected by the holders of the Series B Convertible Preferred Stock, voting separately as one class, pursuant to this paragraph 1C, shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of stockholders and until their successors have been elected and qualified.

      2. Ranking. The Series B Convertible Preferred Stock shall rank, with respect to dividend distributions and distributions upon a Liquidation Event (as defined in paragraph 4A herein), senior to all classes of common stock of the Company and to each other class of capital stock or series of preferred stock (including the Series A Convertible Preferred Stock of the

Corporation) established before the Preferred Stock Issue Date, by the Board of Directors, pari passu with the Series C Convertible Preferred Stock of the Corporation, and senior or pari passu to any other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date by the Board of Directors. All classes of common stock of the Company, the Series A Convertible, Preferred Stock and any other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date to which the Series B Convertible Preferred Stock is senior, are collectively referred to herein as "Junior Securities". The Series C Convertible Preferred Stock of the Corporation and any other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date which ranks pari passu with the Series B Convertible Preferred Stock, are collectively referred to herein as "Pari Passu Securities".

      3. Dividends.

         3A. The holders of shares of the Series B Convertible Preferred Stock shall be entitled to receive, when, as and if dividends are declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative preferential dividends at the annual rate of 8% on the Series B Liquidation Preference Payments (as defined in paragraph 4A herein); provided, however, that any such dividends shall be declared and paid only in the event of
(i) a Liquidation Event pursuant to paragraph 4A hereof or (ii) a Redemption pursuant to paragraph 7B hereof. Holders of shares of Series B Convertible Preferred Stock shall be entitled to receive the dividends provided for herein in preference to and in priority over any dividends upon any of the Junior Securities.

         3B. Dividends on the Series B Convertible Preferred Stock shall accrue on a daily basis from, the Preferred Stock Issue Date and, to the extent they are not paid, shall accumulate on an annual basis on each December 31, whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared.

      4. Liquidation, Dissolution and Winding-Up.

         4A. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), whether voluntary or involuntary, the holders of the shares of Series B Convertible Preferred Stock shall be paid an amount equal to $15.066 per share plus, in the case of each share, an amount equal to dividends accrued but unpaid thereon, computed to the date payment thereof is made available, together with payment to any Pari Passu Securities, and before any payment shall be made to the holders of any Junior Securities, such amount payable with respect to one share of Series B Convertible Preferred Stock being sometimes referred to as the "Series B Liquidation Preference Payment" and with respect to all shares of Series B Convertible Preferred Stock being sometimes referred to as the "Series B Liquidation Preference Payments". If upon any Liquidation Event, the assets to be distributed to the holders of the Series B Convertible Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to holders of the Series B Convertible Preferred Stock shall be distributed to such holders of the Series B Convertible Preferred Stock pro rata, so that each holder receives that portion of the assets available for distribution as the number of shares of such stock held by such holder bears to the total number of shares of such stock then outstanding.

         4B. Upon any Liquidation Event, immediately after the holders of Series B Convertible Preferred Stock and holders of any Pari Passu Securities have been paid in full pursuant to paragraph 4A above, the remaining net assets of the Corporation available for distribution shall be distributed among the holders of the shares of Junior Securities.

      Written notice of such Liquidation Event, stating a payment date and the place where said payments shall be made. shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents not less than 20 days prior to the payment date stated therein, to the holders of record of Series B Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

      The (x) consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving Corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction), (y) sale or transfer by the Corporation of all or substantially all of its assets, or (z) sale or transfer by the Corporation's stockholders of capital stock representing a majority of the outstanding capital stock of the Corporation shall be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph 4 (subject to the provisions of this paragraph 4 and not the provisions of paragraph 6G hereof unless paragraph 6G is elected in the following proviso); provided, however, that if the holders of at least 60% of the then outstanding shares of Series B Convertible Preferred Stock shall elect the benefits of the provisions of paragraph 6G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 4, then all holders of shares of Series B Convertible Preferred Stock shall receive the benefits of the provisions of paragraph 6G in lieu of receiving payment pursuant to this paragraph 4. Whenever the distribution provided for in this paragraph 4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

      5. Restrictions. At any time when at least 50% of the shares of Series B Convertible Preferred Stock issued pursuant to the Purchase Agreement remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent of the holders of at least 60% of the then outstanding shares of Series B Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

         (1) Consent to any Liquidation Event or merge or consolidate with or into, or permit any Subsidiary to merge or consolidate with or into, any other corporation, corporations, entity or entities (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction or a consolidation or merger pursuant to which the aggregate consideration definitely and unconditionally payable to all of the stockholders of the Corporation is greater than $400 million);

         (2) Sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets (unless the aggregate consideration definitely and unconditionally payable to all of the stockholders of the Corporation is greater than $400 million);

         (3) Amend, alter or repeal any provision of its Certificate of Incorporation or By-laws in a manner adverse to holders of the Series B Convertible Preferred Stock;

         (4) Create or authorize the creation of or issue any additional class or series of shares of stock (other than the Series C Convertible Preferred Stock of the Corporation) unless the same ranks junior to or on parity with the Series B Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or increase the authorized amount of Series B Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to or on parity with the Series B Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or create or authorize any obligation or security convertible into shares of Series B Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to or on parity with the Series B Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

         (5) In any manner amend, alter or change the designations or the powers, preferences or rights, privileges or the restrictions of the Series B Convertible Preferred Stock, provided, however, that the authorization or creation of any shares of capital stock on parity with the Series B Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event shall not require approval of holders of Series B Convertible Preferred Stock;

         (6) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any Junior Securities, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock or (ii) repurchases of shares of capital stock (at the original purchase price therefor) from officers, employees, directors or consultants of the Corporation which are subject to restrictive stock purchase, right of first refusal or other agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including termination of employment; or

         (7) Increase the number of Reserved Employee Shares without the affirmative vote or written consent of a majority of the directors designated solely by the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis.

      6. Conversion. The holders of shares of Series B Convertible Preferred Stock shall have the following conversion rights:

         6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series B Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series B Convertible Preferred Stock (except that upon any Liquidation Event the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series B Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series B Convertible Preferred Stock so to be converted by $15.066 and (ii) dividing the result by the conversion price of $15.066 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as list adjusted and in effect at the date any share or shares of Series B Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series B Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

         6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in paragraph 6A and surrender of the certificate or certificates for the share or shares of Series B Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series B Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the right of the holder of such share or shares of Series B Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

         6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series B Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends declared and unpaid (if any) on the shares of Series B Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in paragraph 6B. In case the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to paragraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this paragraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series B Convertible Preferred Stock for conversion an amount in cash equal to the current fair market value of such fractional share as determined in good faith by the Board of Directors of the Corporation, and based upon the aggregate number of shares of Series B Convertible Preferred Stock surrendered by any one holder.

         6D. Adjustment of Series B Conversion Price Upon Issuance of Common Stock. Except as provided in paragraphs 6E and 6F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, (such number being appropriately adjusted to reflect the occurrence of any event described in paragraph 6F), then, forthwith upon such issue or sale, the Series B Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (assuming the conversion of the outstanding shares of Series B Convertible Preferred Stock) multiplied by the then existing Series B Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (assuming the conversion of the outstanding shares of Series B Convertible Preferred Stock).

         For purposes of this paragraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

         6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if it any, payable upon the issue or sale of all such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series B Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Series B Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

         6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of all such Convertible Securities thereof, by
     (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Series B Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series B Conversion Price have been or are to be made pursuant to other provisions of this paragraph 6D, no further adjustment of the Series B Conversion Price shall be made by reason of such issue or sale.

         6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series B Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series B Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided, however, that in no event shall the Series B Conversion Price then in effect hereunder be increased; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series B Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

         6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to paragraph 6F), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

         6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

         6D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation (or any Subsidiary), and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this paragraph 6D.

         6E. Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series B Conversion Price in the case of the issuance of (i) shares of Series C Convertible Preferred Stock pursuant to the Purchase Agreement, (ii) shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, (iii) shares of Common Stock issued or issuable as a dividend or distribution on Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, (iv) Reserved Employee Shares (as defined in paragraph 9 herein) or (v) warrant shares issued as contemplated by the Purchase Agreement or shares of Common Stock issuable upon conversion of such warrant shares.

         6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series B Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series B Conversion Price in effect immediately prior to such combination shall be proportionately increased.

         6G. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation's assets or other similar transaction (any such transaction being referred to herein as an "Organic Change") shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series B Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

         6H. Notice of Adjustment. Upon any adjustment of the Series B Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series B Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

         6I. Other Notices. In case at any time:

         (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

         (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

         (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all of its assets to, another entity or entities; or

         (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to "exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         6J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series B Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series B Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

         6K. No Reissuance of Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

         6L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series B Convertible Preferred Stock shall be made without charge to the holder thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible Preferred Stock which is being converted.

         6M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series B Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Convertible Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         6N. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Series B Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

         6O. Mandatory Conversion. All outstanding shares of Series B Convertible Preferred Stock shall automatically convert to shares of Common Stock if at any time the Corporation shall effect a public offering of shares of Common Stock (any such offering, regardless of compliance with subsections (i), (ii) and (iii) herein, being referred to as a "Public Offering"), provided (i) the aggregate gross proceeds from such offering to the Corporation shall be at least $20,000,000; (ii) the price paid by the public for such shares shall be at least (x) 2.0 times the then Series B Conversion Price if the Public Offering occurs prior to the 18 month anniversary of the Preferred Stock Issue Date or
(y) 3.0 times the then Series B Conversion Price if the Public Offering occurs on or after the 18 month anniversary of the Preferred Stock Issue Date, and
(iii) the offering is a firm commitment underwritten Public Offering, and such automatic conversion shall be effective upon the closing of the sale of such shares by the Corporation pursuant to such Public Offering.

      7. Redemption. The shares of Series B Convertible Preferred Stock shall be redeemed as follows:

         7A. Optional Redemption. The Corporation shall not have the right to call or redeem at any time all or any shares of Series B Convertible Preferred Stock. With the approval of the holders of 66% of the then outstanding shares of Series B Convertible Preferred Stock, one or more holders of shares of Series B Convertible Preferred Stock may, by giving notice (the "Notice") to the Corporation, require the Corporation to redeem any or all of the outstanding Series B Convertible Preferred Stock on the Redemption Date (as defined below). Upon receipt of the Notice, the Corporation will so notify all other persons holding Series B Convertible Preferred Stock. After receipt of the Notice, the Corporation shall fix the first date for redemption, which shall be the date specified in the Notice, being any date on or after the earlier of (i) the fifth
(5th) anniversary of the Preferred Stock Issue Date and (ii) the date which is the day before the Corporation is due to redeem any outstanding Junior Securities (the "Redemption Date"). All holders of Series B Convertible Preferred Stock shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series B Convertible Preferred Stock, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the Series B Convertible Preferred Stock, duly endorsed for transfer to the Corporation (if required by it) on or before the Redemption Date.

         7B. Redemption Price and Payment. The Series B Convertible Preferred Stock to be redeemed on the Redemption Date shall be redeemed by paying for each share in cash an amount equal to the Series B Redemption Price (as defined below). For purposes of this paragraph 7B, the "Series B Redemption Price" shall mean $15.066 per share, plus an amount equal to all dividends accrued and unpaid on each such share; provided, however, that if the Redemption Date is after the fifth (5th) anniversary of the Preferred Stock Issue Date, then the "Series B Redemption Price" shall mean the greater of (i) $15.066 per share, plus an amount equal to all dividends accrued and unpaid on each such share and (ii) the Fair Market Value (as defined below) of the Common Stock underlying the Series B Convertible Preferred Stock. Such payment shall be made in full on the Redemption Date to the holders entitled thereto. For purposes of this paragraph 7B, "Fair Market Value" of the Common Stock shall mean the average of the fair market valuations of the Common Stock performed by two investment banks (the "Initial Appraisers"), one of which shall be retained by the Corporation and one of which shall be retained by the holders of a majority in interest of the Series B Convertible Preferred Stock. Subject to the following sentence, such determination by the Initial Appraisers of Fair Market Value shall be final and binding on the parties. If the higher of the two valuations of the Initial Appraisers is equal to or greater than 110% of the lower valuation, the Corporation and holders of a majority in interest of the Series B Convertible Preferred Stock shall select a third investment bank (the "Final Appraiser"), which shall be mutually agreeable to the Corporation and the holders of a majority in interest of the Series B Convertible Preferred Stock. The fair market value of the Common Stock as determined by the Final Appraiser shall be final and binding on the parties. The fees and expenses of the Initial Appraisers shall be paid for by the party selecting such Initial Appraiser and the fees and expenses of the Final Appraiser shall be shared by the Corporation and the holders of the Series B Convertible Preferred Stock.

         7C. Redemption Mechanics. At least 15 but not more than 35 days prior to the Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by mail, postage prepaid, or by facsimile transmission to non-U.S. residents, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series B Convertible Preferred Stock notifying such holder of the redemption and specifying the Series B Redemption Price, the Redemption Date and the place where said Series B Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date unless there shall have been a default in the payment of the Series B Redemption Price, all rights of holders of shares of Series B Convertible Preferred Stock (except the right to receive the Series B Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series B Convertible Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Series B Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of shares of Series B Convertible Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Series B Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein; provided, however, that such unredeemed shares shall be entitled to receive interest accruing daily with respect to the applicable Series B Redemption Price at the rate of 15% per annum, payable quarterly in arrears. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series B Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

         7D. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series B Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series B Convertible Preferred Stock.

      8. Amendments. Except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by these terms of the Series B Convertible Preferred Stock, by law or by the Certificate of Incorporation, no provision of these terms of the Series B Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least 60% of the then outstanding shares of Series B Convertible Preferred Stock.

      9. Definitions. As used herein, the following terms shall have the following meanings:

         (1) The term "Founders" shall mean F. Thomson Leighton, Daniel Lewin, Jonathan Seelig, Randall Kaplan, Gilbert Friesen and David Karger.

         (2) The term "Preferred Stock Issue Date" shall mean the date on which the Series B Convertible Preferred Stock is originally issued by the Corporation pursuant to the Purchase Agreement.

         (3) The term "Purchase Agreement" shall mean the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock Purchase Agreement dated as of April 16, 1999 between the Corporation, Baker Communications Fund, L.P. and the other purchasers named therein, as in effect on April 16, 1999.

         (4) The term the "Plan" shall mean the Corporation's 1998 Stock Incentive Plan.

         (5) The term "Reserved Employee Shares" shall mean shares of Common Stock reserved by the Corporation pursuant to the Plan from time to time for (i) the sale of shares of Common Stock to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation or (ii) the exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation, not to exceed in the aggregate 3,450,000 shares of Common Stock for both clauses (i) and (ii), with such number including 710,700 shares issued or subject to options granted prior to the date of the initial issuance of the Series A Convertible Preferred Stock (the "Option Shares") (approximately adjusted to reflect an event described in paragraph 6F hereof); provided that, such number of such shares subject to the Plan shall be increased by up to 2,519,742 additional shares of Common Stock (appropriately adjusted to reflect an event described in paragraph 6F hereof) (collectively, the "Founders' Shares") upon the repurchase of such Founders' Shares by the Corporation from the Founders pursuant to contractual rights hold by the Corporation. The foregoing numbers of Reserved Employee Shares may be increased by the affirmative vote or written consent of a majority of the directors designated solely by the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis.

         (6) The term "Subsidiary" or "Subsidiaries" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of every class of equity security of such corporation, partnership, trust or other entity.

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                      SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                            AKAMAI TECHNOLOGIES, INC.

                                  -------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                                  -------------

         Akamai Technologies, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article Fourth of its Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of the Directors of the Corporation, at a meeting held on April 13, 1999, duly adopted the following resolution, which resolution remains in full force and effect on the date hereof:

         RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation, a series of Preferred Stock of the Corporation be and hereby is established, consisting of 145,195 shares, $0.01 par value per share, to be designated "Series C Convertible Preferred Stock" (hereinafter, the "Series C Preferred Stock"); that the Board of Directors be and hereby is authorized to issue such shares of Series C Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine; and that, subject to the limitations provided by law and by the Certificate of Incorporation, the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof shall be as set forth on
Schedule I attached hereto.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by its President on this 16th day of April, 1999


                                         AKAMAI TECHNOLOGIES, INC.


                                         By:  /s/ Daniel Lewin
                                              ------------------------------
                                              Daniel Lewin
                                              President

                                                                      SCHEDULE 1

                            AKAMAI TECHNOLOGIES, INC.
               DESIGNATION OF SERIES C CONVERTIBLE PREFERRED STOCK

         The series of Preferred Stock designated and known as "Series C Convertible Preferred Stock" shall consist of 145,195 shares.

         1. Voting. Except as may be otherwise provided in these terms of the Series C Convertible Preferred Stock, in the Certificate of Incorporation (the "Certificate of Incorporation") of Akamai Technologies, Inc. (the "Corporation") or by law, the Series C Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series C Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series C Convertible Preferred Stock is then convertible.

         2. Ranking. The Series C Convertible Preferred Stock shall rank, with respect to dividend distributions and distributions upon a Liquidation Event (as defined in paragraph 4A herein), senior to all classes of common stock of the Company and to each other class of capital stock or series of preferred stock (including the Series A Convertible Preferred Stock of the Corporation) established before the Series B Preferred Stock Issue Date, by the Board of Directors, pari passu with the Series B Convertible Preferred Stock of the Corporation, and senior or pari passu to any other class of capital stock or series of preferred stock established after the Series B Preferred Stock Issue Date by the Board of Directors. All classes of common stock of the Company, the Series A Convertible Preferred Stock and any other class of capital stock or series of preferred stock established after the Series B Preferred Stock Issue Date to which the Series C Convertible Preferred Stock is senior, are collectively referred to herein as "Junior Securities". The Series B Convertible Preferred Stock of the Corporation and any other class of capital stock or series of preferred stock established after the Series B Preferred Stock Issue Date which ranks pari passu with the Series C Convertible Preferred Stock, are collectively referred to herein as "Pari Passu Securities".

         3.       Dividends.

                  3A. The holders of shares of the Series C Convertible Preferred Stock shall be entitled to receive, when, as and if dividends are declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative preferential dividends at the annual rate of 8% on the Series C Liquidation Preference Payments (as defined in paragraph 4A herein); provided, however, that any such dividends shall be declared and paid only in the event of (i) a Liquidation Event pursuant to paragraph 4A hereof or
(ii) a Redemption pursuant to paragraph 7B hereof. Holders of shares of Series C Convertible Preferred Stock shall be entitled to receive the dividends provided for herein in preference to and in priority over any dividends upon any of the Junior Securities.

                  3B. Dividends on the Series C Convertible Preferred Stock shall accrue on a daily basis from the Series C Preferred Stock Issue Date and, to the extent they are not paid, shall accumulate on an annual basis on each December 31, whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared.

         4.       Liquidation, Dissolution and Winding-up.

                  4A. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), whether voluntary or involuntary, the holders of the shares of Series C Convertible Preferred Stock shall be paid an amount equal to $34.436 per share plus, in the case of each share, an amount equal to dividends accrued but unpaid thereon, computed to the date payment thereof is made available, together with payment to any Pari Passu Securities, and before any payment shall be made to the holders of any Junior Securities, such amount payable with respect to one share of Series C Convertible Preferred Stock being sometimes referred to as the "Series C Liquidation Preference Payment" and with respect to all shares of Series C Convertible Preferred Stock being sometimes referred to as the "Series C Liquidation Preference Payments". If upon any Liquidation Event, the assets to be distributed to the holders of the Series C Convertible Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to holders of the Series C Convertible Preferred Stock shall be distributed to such holders of the Series C Convertible Preferred Stock pro rata, so that each holder receives that portion of the assets available for distribution as the number of shares of such stock held by such holder bears to the total number of shares of such stock then outstanding.

                  4B. Upon any Liquidation Event, immediately after the holders of Series C Convertible Preferred Stock and holders of any Pari Passu Securities have been paid in full pursuant to paragraph 4A above, the remaining net assets of the Corporation available for distribution shall be distributed among the holders of the shares of Junior Securities.

         Written notice of such Liquidation Event, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series C Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

         The (x) consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving Corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction), (y) sale or transfer by the Corporation of all or substantially all of its assets, or (z) sale or transfer by the Corporation's stockholders of capital stock representing a majority of the outstanding capital stock of the Corporation shall be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph 4 (subject to the provisions of this paragraph 4 and not the provisions of paragraph 6G hereof, unless paragraph 6G is elected in the following proviso); provided, however, that if the holders of at least 60% of the then outstanding shares of Series C Convertible Preferred Stock shall elect the benefits of the provisions of paragraph 6G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 4, then all holders of shares of Series C Convertible Preferred Stock shall receive the benefits of the provisions of paragraph 6G in lieu of receiving payment pursuant to this paragraph 4. Whenever the distribution provided for in this paragraph 4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

         5. Restrictions. At any time when at least 50% of the shares of Series C Convertible Preferred Stock issued pursuant to the Purchase Agreement remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent of the holders of at least 60% of the then outstanding shares of Series C Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  (1) Consent to any Liquidation Event or merge or consolidate with or into, or permit any Subsidiary to merge or consolidate with or into, any other corporation, corporations, entity or entities (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction or a consolidation or merger pursuant to which the aggregate consideration definitely and unconditionally payable to all of the stockholders of the Corporation is greater than $400 million);

                  (2) Sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets (unless the aggregate consideration definitely and unconditionally payable to all of the stockholders of the Corporation is greater than $400 million);

                  (3) Amend, alter or repeal any provision of its Certificate of Incorporation or By-laws in a manner adverse to holders of the Series C Convertible Preferred Stock;

                  (4) Create or authorize the creation of or issue any additional class or series of shares of stock (other than the Series B Convertible Preferred Stock of the Corporation) unless the same ranks junior to or on parity with the Series C Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or increase the authorized amount of Series C Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to or on parity with the Series C Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or create or authorize any obligation or security convertible into shares of Series C Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to or on parity with the Series C Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  (5) In any manner amend, alter or change the designations or the powers, preferences or rights, privileges or the restrictions of the Series C Convertible Preferred Stock, provided, however, that the authorization or creation of any shares of capital stock on parity with the Series C Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event shall not require approval of holders of Series C Convertible Preferred Stock;

                  (6) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any Junior Securities, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock or (ii) repurchases of shares of capital stock (at the original purchase price therefor) from officers, employees, directors or consultants of the Corporation which are subject to restrictive stock purchase, right of first refusal or other agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including termination of employment; or

                  (7) Increase the number of Reserved Employee Shares without the affirmative vote or written consent of a majority of the directors designated solely by the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis.

         6. Conversion. The holders of shares of Series C Convertible Preferred Stock shall have the following conversion rights:

                  6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series C Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series C Convertible Preferred Stock (except that upon any Liquidation Event the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series C Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series C Convertible Preferred Stock so to be converted by $34.436 and (ii) dividing the result by the conversion price of $34.436 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series C Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series C Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series C Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series C Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in paragraph 6A and surrender of the certificate or certificates for the share or shares of Series C Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series C Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series C Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder or such share or shares of Series C Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series C Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends declared and unpaid (if any) on the shares of Series C Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in paragraph 6B. In case the number of shares of Series C Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to paragraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this paragraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series C Convertible Preferred Stock for conversion an amount in cash equal to the current fair market value of such fractional share as determined in good faith by the Board of Directors of the Corporation, and based upon the aggregate number of shares of Series C Convertible Preferred Stock surrendered by any one holder.

                  6D. Adjustment of Series C Conversion Price Upon Issuance of Common Stock. Except as provided in paragraphs 6E and 6F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, (such number being appropriately adjusted to reflect the occurrence of any event described in paragraph 6F), then, forthwith upon such issue or sale, the Series C Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (assuming the conversion of the outstanding shares of Series C Convertible Preferred Stock) multiplied by the then existing Series C Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (assuming the conversion of the outstanding shares of Series C Convertible Preferred Stock).

                  For purposes of this paragraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of all such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series C Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Series C Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of all such Convertible Securities thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Series C Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise or any Options to purchase any such Convertible Securities for which adjustments of the Series C Conversion Price have been or are to be made pursuant to other provisions of this paragraph 6D, no further adjustments of the Series C Conversion Price shall be made by reason of such issue or sale.

                  6D(3) Change in Option Price of Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason if provisions designed to protect against dilution), the Series C Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series C Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided, however, that in no event shall the Series C Conversion Price then in effect hereunder be increased; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series C Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to paragraph 6F), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them
         (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation (or any Subsidiary), and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this paragraph 6D.

                  6E. Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment for the Series C Conversion Price in the case of the issuance of (i) shares of Series B Convertible Preferred Stock pursuant to the Purchase Agreement, (ii) shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, (iii) shares of Common Stock issued or issuable as a dividend or distribution on Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, (iv) Reserved Employee Shares (as defined in paragraph 9 herein) or (v) warrant shares issued as contemplated by the Purchase Agreement or shares of Common Stock issuable upon conversion of such warrant shares.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series C Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series C Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation's assets or other similar transaction (any such transaction being referred to herein as an "Organic Change") shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series C Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series C Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series C Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Notice of Adjustment. Upon any adjustment of the Series C Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series C Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series C Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6I. Other Notices. In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all of its assets to, another entity or entities; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders or Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series C Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series C Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

                  6K. No Reissuance of Series C Convertible Preferred Stock. Shares of Series C Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  6L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series C Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Convertible Preferred Stock which is being converted.

                  6M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series C Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series C Convertible Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6N. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Series C Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum of percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series C Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                  6O. Mandatory Conversion. All outstanding shares of Series C Convertible Preferred Stock shall automatically convert to shares of Common Stock if at any time the Corporation shall effect a public offering of shares of Common Stock (any such offering, regardless of compliance with subsections (i), (ii) and (iii) herein, being referred to as a "Public Offering"), provided (i) the aggregate gross proceeds from such offering to the Corporation shall be at least $20,000,000; (ii) the price paid by the public for such shares shall be at least (x) 2.0 times the then Series B Conversion Price if the Public Offering occurs prior to the 18 month anniversary of the Series B Preferred Stock Issue Date or (y) 3.0 times the then Series B Conversion Price if the Public Offering occurs on or after the 18 month anniversary of the Series B Preferred Stock Issue Date, and (iii) the offering is a firm commitment underwritten Public Offering, and such automatic conversion shall be effective upon the closing of the sale of such shares by the Corporation pursuant to such Public Offering.

         7. Redemption. The shares of Series C Convertible Preferred Stock shall be redeemed as follows:

                  7A. Optional Redemption. The Corporation shall not have the right to call or redeem at any time all or any shares of Series C Convertible Preferred Stock. With the approval of the holders of 66% of the then outstanding shares of Series C Convertible Preferred Stock, one or more holders of shares of Series C Convertible Preferred Stock may, by giving notice (the "Notice") to the Corporation, require the Corporation to redeem any or all of the outstanding Series C Convertible Preferred Stock on the Redemption Date (as defined below). Upon receipt of the Notice, the Corporation will so notify all other persons holding Series C Convertible Preferred Stock. After receipt of the Notice, the Corporation shall fix the first date for redemption, which shall be the date specified in the Notice, being any date on or after the earlier of (i) the fifth
(5th) anniversary of the Series B Preferred Stock Issue Date and (ii) the date which is the day before the Corporation is due to redeem any outstanding Junior Securities (the "Redemption Date"). All holders of Series C Convertible Preferred Stock shall delivery to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series C Convertible Preferred Stock, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the Series C Convertible Preferred Stock, duly endorsed for transfer to the Corporation (if required by it) on or before the Redemption Date.

                  7B. Redemption Price and Payment. The Series C Convertible Preferred Stock to be redeemed on the Redemption date shall be redeemed by paying for each share in cash an amount equal to the Series C Redemption Price (as defined below). For purposes of this paragraph 7B the "Series C Redemption Price" shall mean $34.436 per share, plus an amount equal to all dividends accrued and unpaid on each such share; provided, however, that if the Redemption Date is after the fifth (5th) anniversary of the Series B Preferred Stock Issue Date, then the "Series C Redemption Price" shall mean the greater of (i) $34.436 per share, plus an amount equal to all dividends accrued and unpaid on each such share and (ii) the Fair Market Value (as defined below) of the Common Stock underlying the Series C Convertible Preferred Stock. Such payment shall be made in full on the Redemption Date to the holders entitled thereto. For purposes of this paragraph 7B, "Fair Market Value" of the Common stock shall mean the average of the fair market valuations of the Common Stock performed by two investment banks (the "Initial Appraisers"), one of which shall be retained by the Corporation and one of which shall be retained by the holders of a majority in interest of the Series C Convertible Preferred Stock. Subject to the following sentence, such determination by the Initial Appraisers of Fair Market Value shall be final and binding on the parties. If the higher of the two valuations of the Initial Appraisers is equal to or greater than 110% of the lower valuation, the Corporation and holders of a majority in interest of the Series C Convertible Preferred Stock shall select a third investment bank (the "Final Appraiser"), which shall be mutually agreeable to the Corporation and the holders of a majority in interest of the Series C Convertible Preferred Stock. The fair market value of the Common Stock as determined by the Final Appraiser shall be final and binding on the parties. The fees and expenses of the Initial Appraisers shall be paid for by the party selecting such Initial Appraiser and the fees and expenses of the Final Appraiser shall be shared by the Corporation and the holders of the Series C Convertible Preferred Stock.

                  7C. Redemption Mechanics. At least 15 but not more than 35 days prior to the Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by mail, postage prepaid, or by facsimile transmission to non-U.S. residents, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series C Convertible Preferred Stock notifying such holder of the redemption and specifying the Series C Redemption Price, the Redemption Date and the place where said Series C Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Series C Redemption Price, all rights of holders of shares of Series C Convertible Preferred Stock (except the right to receive the Series C Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series C Convertible Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Series C Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of shares of Series C Convertible Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Series C Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein; provided, however, that such unredeemed shares shall be entitled to receive interest accruing daily with respect to the applicable Series C Redemption Price at the rate of 15% per annum, payable quarterly in arrears. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series C Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  7D. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series C Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series C Convertible Preferred Stock.

         8. Amendments. Except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by these terms of the Series C Convertible Preferred Stock, by law or by the Certificate of Incorporation, no provision of these terms of the Series C Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least 60% of the then outstanding shares of Series C Convertible Preferred Stock.

         9. Definitions. As used herein, the following terms shall have the following meanings:

                  (1) The term "Founders" shall mean F. Thornson Leighton, Daniel Lewin, Jonathan Seelig, Randall Kaplan, Gilbert Friesen and David Karger.

                  (2) The term "Purchase Agreement" shall mean the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock Purchase Agreement dated as of April 16, 1999 between the Corporation, Baker Communications Fund, L.P. and the other purchasers named therein, as in effect on April 16, 1999.

                  (3) The term the "Plan" shall mean the Corporation's 1998 Stock Incentive Plan.

                  (4) The term "Reserved Employee Shares" shall mean shares of Common Stock reserved by the Corporation pursuant to the Plan from time to time for (i) the sale of shares of Common Stock to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation or (ii) the exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation, not to exceed in the aggregate 3,450,000 shares of Common Stock for both clauses (i) and (ii), with such number including 710,700 shares issued or subject to options granted prior to the date of the initial issuance of the Series A Convertible Preferred Stock (the "Option Shares") (appropriately adjusted to reflect an event described in paragraph 6F hereof); provided that, such number of such shares subject to the Plan shall be increased by up to 2,519,742 additional shares of Common Stock (appropriately adjusted to reflect an event described in paragraph 6F hereof) (collectively, the "Founders' Shares") upon the repurchase of such Founders' Shares by the Corporation from the Founders pursuant to contractual rights held by the Corporation. The foregoing numbers of Reserved Employee Shares may be increased by the affirmative vote or written consent of a majority of the directors designated solely by the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis.

                  (5) The term "Series B Conversion Price" shall mean the conversion price of the Series B Convertible Preferred Stock from time to time under the terms of the designation of the Series B Convertible Preferred Stock of the Corporation.

                  (6) The term "Series B Preferred Stock Issue Date" shall mean the date on which the Series B Convertible Preferred Stock is originally issued by the Corporation pursuant to the Purchase Agreement.

                  (7) The term "Series C Preferred Stock Issue Date" shall mean the date on which the Series C Convertible Preferred Stock is originally issued by the Corporation pursuant to the Purchase Agreement.

                  (8) The term "Subsidiary" or "Subsidiaries" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of every class of equity security of such corporation, partnership, trust or other entity.

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            AKAMAI TECHNOLOGIES, INC.

                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware

         Akamai Technologies, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         The Board of Directors of the Corporation, by unanimous written consent in lieu of a meeting, duly adopted a resolution, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been or will be given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED: That the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and that the following paragraph be inserted in lieu thereof:

                  "FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 65,000,000 shares, consisting of (i) 60,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock").

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Treasurer on this 25th day of May, 1999.

                                       AKAMAI TECHNOLOGIES, INC.



                                       By:  /s/ Paul Sagan
                                            ----------------------------------
                                            Paul Sagan
                                            Treasurer

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                      SERIES D CONVERTIBLE PREFERRED STOCK

                                       OF

                            AKAMAI TECHNOLOGIES, INC.
                                -----------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware
                                -----------------

         Akamai Technologies, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article Fourth of its Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of the Directors of the Corporation, at a meeting held on May 18, 1999, duly adopted the following resolution, which resolution remains in full force and effect on the date hereof:

         RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation, a series of Preferred Stock of the Corporation be and hereby is established, consisting of 685,194 shares, $0.01 par value per share, to be designated "Series D Convertible Preferred Stock" (hereinafter, the "Series D Preferred Stock"); that the Board of Directors be and hereby is authorized to issue such shares of Series D Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine; and that, subject to the limitations provided by law and by the Certificate of Incorporation, the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof shall be as set forth on
Schedule I attached hereto.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by its President on this 21st day of June, 1999.

                                           AKAMAI TECHNOLOGIES, INC.



                                           By:  /s/ Paul Sagan
                                                -------------------------------
                                                Paul Sagan
                                                President

                                                                      Schedule I

                            AKAMAI TECHNOLOGIES, INC.
               DESIGNATION OF SERIES D CONVERTIBLE PREFERRED STOCK

         The series of Preferred Stock designated and known as "Series D Convertible Preferred Stock" shall consist of 685,194 shares.

         1. Voting. Except as may be otherwise provided in these terms of the Series D Convertible Preferred Stock, in the Certificate of Incorporation (the "Certificate of Incorporation") of Akamai Technologies, Inc. (the "Corporation") or by law, the Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series D Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible.

         2. Ranking. The Series D Convertible Preferred Stock shall rank, with respect to dividend distributions and distributions upon a Liquidation Event (as defined in paragraph 4A herein), senior to all classes of common stock of the Company and to each other class of capital stock or series of preferred stock (including the Series A Convertible Preferred Stock of the Corporation) established before the Series B Preferred Stock Issue Date, by the Board of Directors, pari passu with the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock of the Corporation, and senior or pari passu to any other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date by the Board of Directors. All classes of common stock of the Company, the Series A Convertible Preferred Stock and any other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date to which the Series D Convertible Preferred Stock is senior, are collectively referred to herein as "Junior Securities". The Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock of the Corporation and any other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date which ranks pari passu with the Series D Convertible Preferred Stock, are collectively referred to herein as "Pari Passu Securities".

         3. Dividends. The holders of shares of the Series D Convertible Preferred Stock shall be entitled to receive, when, as and if dividends are declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative preferential dividends at the annual rate of 8% on the Series D Liquidation Preference Payments (as defined in paragraph 4A herein); provided, however, that any such dividends shall only be paid, whether declared or not, immediately upon the occurrence of (i) a Liquidation Event pursuant to paragraph 4.A hereof or (ii) a Redemption pursuant to paragraph 7B hereof. Holders of shares of Series D Convertible Preferred Stork shall be entitled to receive the dividends provided for herein in preference to and in priority over any dividends upon any of the Junior Securities. Dividends on the Series D Convertible Preferred Stock shall accrue on a daily basis from the Preferred Stock Issue Date and, to the extent they are not paid, shall accumulate on an annual basis on each December 31, whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared.

4.       Liquidation, Dissolution and Winding-up.

                  4A. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), whether voluntary or involuntary, the holders of the shares of Series D Convertible Preferred Stock shall be paid an amount equal to $18.243 per share plus, in the case of each share, an amount equal to dividends accrued but unpaid thereon, computed to the date payment thereof is made available, together with payment to any Pari Passu Securities, and before any payment shall be made to the holders of any Junior Securities, such amount payable with respect to one share of Series D Convertible Preferred Stock being sometimes referred to as the "Series D Liquidation Preference Payment" and with respect to all shares of Series D Convertible Preferred Stock being sometimes referred to as the "Series D Liquidation Preference Payments". If upon any Liquidation Event, the assets to be distributed to the holders of the Series D Convertible Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to holders of the Series D Convertible Preferred Stock and Pari Passu Securities shall be distributed to such holders of the Series D Convertible Preferred Stock and Pari Passu Securities pro rata, so that each holder receives that portion of the assets available for distribution as the number of shares of such stock held by such holder bears to the total number of shares of such stock then outstanding.

                  4B. Upon any Liquidation Event, immediately after the holders of Series D Convertible Preferred Stock and holders of any Pari Passu Securities have been paid in full pursuant to paragraph 4A above, the remaining net assets of the Corporation available for distribution shall be distributed among the holders of the shares of Junior Securities.

         Written notice of such Liquidation Event, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series D Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

         The (x) consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving Corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction), (y) sale or transfer by the Corporation of all or substantially all of its assets, or (z) sale or transfer by the Corporation's stockholders of capital stock representing a majority of the outstanding capital stock of the Corporation shall be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph 4 (subject to the provisions of this paragraph 4 and not the provisions of paragraph 6G hereof, unless paragraph 6G is elected in the following proviso); provided, however, that if the holders of at least 60% of the then outstanding shares of Series D Convertible Preferred Stock shall elect the benefits of the provisions of paragraph 6G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 4, then all holders of shares of Series D Convertible Preferred Stock shall receive the benefits of the provisions of paragraph 6G in lieu of receiving payment pursuant to this paragraph 4 for the particular Organic Change (as defined in Section 6G) causing the rights of Section 6G to be available. The election of the rights under
Section 6G for any particular Organic Change shall not constitute an election of the rights available under Section 6G for any other Organic Change, for which the holders of Series D Convertible Preferred Stock shall have a new election under the foregoing proviso. Whenever the distribution provided for in this paragraph 4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

         5. Restrictions. At any time when at least 50% of the shares of Series D Convertible Preferred Stock issued pursuant to the Purchase Agreement remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent of the holders of at least 60% of the then outstanding shares of Series D Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  (1) Consent to any Liquidation Event or merge or consolidate with or into, or permit any Subsidiary to merge or consolidate with or into, any other corporation, corporations, entity or entities (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction or a consolidation or merger pursuant to which the aggregate consideration definitely and unconditionally payable to all of the stockholders of the Corporation is greater than $400 million) without the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series D Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis;

                  (2) Sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets (unless the aggregate consideration definitely and unconditionally payable to all of the stockholders of the Corporation is greater than $400 million) without the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series D Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis;

                  (3) Amend, alter or repeal any provision of its Certificate of Incorporation or By-laws in a manner adverse to holders of the Series D Convertible Preferred Stock;

                  (4) Create or authorize the creation of or issue any additional class or series of shares of stock (other than the Series C Convertible Preferred Stock of the Corporation) unless the same ranks junior to or on parity with the Series D Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or increase the authorized amount of Series D Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to or on parity with the Series D Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or create or authorize any obligation or security convertible into shares of Series D Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to or on parity with the Series D Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  (5) In any manner amend, alter or change the designations or the powers, preferences or rights, privileges or the restrictions of the Series D Convertible Preferred Stock, provided, however, that the authorization or creation of any shares of capital stock on parity with the Series D Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event shall not require the approval of holders of Series D Convertible Preferred Stock;

                  (6) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any Junior Securities, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock or (ii) repurchases of shares of capital stock (at the original purchase price therefor) from officers, employees, directors or consultants of the Corporation which are subject to restrictive stock purchase, right of first refusal or other agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including termination of employment; or

                  (7) Increase the number of Reserved Employee Shares without the affirmative vote or written consent of a majority of the directors designated solely by the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis.

         6. Conversion. The holders of shares of Series D Convertible Preferred Stock shall have the following conversion rights:

                  6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series D Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series D Convertible Preferred Stock (except that upon any Liquidation Event the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series D

Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series D Convertible Preferred Stock so to be converted by $18.243 and (ii) dividing the result by the conversion price of $6.081 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series D Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series D Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in paragraph 6A and surrender of the certificate or certificates for the share or shares of Series D Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series D Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series D Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon party conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends declared and unpaid (if any) on the shares of Series D Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in paragraph 6B. In case the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to paragraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this paragraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series D Convertible Preferred Stock for conversion an amount in cash equal to the current fair market value of such fractional share as determined in good faith by the Board of Directors of the Corporation, and based upon the aggregate number of shares of Series D Convertible Preferred Stock surrendered by any one holder.

                  6D. Adjustment of Series D Conversion Price Upon Issuance of Common Stock. Except as provided in paragraphs 6E and 6F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs, 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, (such number being appropriately adjusted to reflect the occurrence of any event described in paragraph 6F), then, forthwith upon such issue or sale, the Series D Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (assuming the conversion of the outstanding shares of Series D Convertible Preferred Stock) multiplied by the then existing Series D Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (assuming the conversion of the outstanding shares of Series D Convertible Preferred Stock).

         For purposes of this paragraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of all such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series D Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such

         Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Series D Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of all such Convertible Securities thereof, by
         (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Series D Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series D Conversion Price have been or are to be made pursuant to other provisions of this paragraph 6D, no further adjustment of the Series D Conversion Price shall be made by reason of such issue or sale.

                  6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series D Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series D Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided, however, that in no event shall the Series D Conversion Price then in effect hereunder be increased; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series D Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to paragraph 6F), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them
         (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation (or any Subsidiary), and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this paragraph 6D.

                  6E. Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series D Conversion Price if it first obtains the written consent of the holders of at least 60% of the then outstanding shares of Series D Convertible Preferred Stock that no adjustment shall be required. In no event shall the Corporation be required to make any adjustment to the Series D Conversion Price in the case of the issuance of (i) shares of Series C Convertible Preferred Stock pursuant to the Series B Purchase Agreement, (ii) shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, (iii) shares of Common Stock issued or issuable as a dividend or distribution on Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, (iv) Reserved Employee Shares (as defined in paragraph 9 herein), (v) warrants issued in connection with senior subordinated notes of the Corporation as contemplated by the Series B Purchase Agreement or shares of Common Stock issuable upon conversion of such warrants, or (vi) Options outstanding as of the Preferred Stock Issue Date.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series D Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series D Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation's assets or other similar transaction (any such transaction being referred to herein as an "Organic Change") shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series D Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and Interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series D Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Notice of Adjustment. Upon any adjustment of the Series D Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series D Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6I. Other Notices. In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all of its assets to, another entity or entities; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of arty such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series D Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series D Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of

Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

                  6K. No Reissuance of Series D Convertible Preferred Stock. Shares of Series D Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  6L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series D Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Convertible Preferred Stock which is being converted.

                  6M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series D Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Convertible Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6N. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Series D Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series D Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                  6O. Mandatory Conversion. All outstanding shares of Series D Convertible Preferred Stock shall automatically convert to shares of Common Stock if at any time the Corporation shall effect a public offering of shares of Common Stock (any such offering, regardless of compliance with subsections (i), (ii) and (iii) herein, being referred to as a "Public Offering"), provided (i) the aggregate gross proceeds from such offering to the Corporation shall be at least $20,000,000; (ii) the price paid by the public for such shares shall be at least (x) 2.0 times the then Series B Conversion Price if the Public Offering occurs prior to the 18 month anniversary of the Series B Preferred Stock Issue Date or (y) 3.0 times the then Series B Conversion Price if the Public Offering occurs on or after the 18 month anniversary of the Series B Preferred Stock Issue Date, and (iii) the offering is a firm commitment underwritten Public Offering, and such automatic conversion shall be effective upon the closing of the sale of such shares by the Corporation pursuant to such Public Offering.

         7. Redemption. The shares of Series D Convertible Preferred Stock shall be redeemed as follows:

                  7A. Operational Redemption. The Corporation shall not have the right to call or redeem at any time all or any shares of Series D Convertible Preferred Stock. With the approval of the holders of 66% of the then outstanding shares of Series D Convertible Preferred Stock, one or more holders of shares of Series D Convertible Preferred Stock may, by giving notice (the "Notice") to the Corporation, require the Corporation to redeem any or all of the outstanding Series D Convertible Preferred Stock on the Redemption Date (as defined below). Upon receipt of the Notice, the Corporation will so notify all other persons holding Series D Convertible Preferred Stock. After receipt of the Notice, the Corporation shall fix the first date for redemption, which shall be the date specified in the Notice, being any date on or after the earlier of (i) the fifth
(5th) anniversary of the Series B Preferred Stock Issue Date and (ii) the date which is the day before the Corporation is due to redeem any outstanding Junior Securities (the "Redemption Date"). All holders of Series D Convertible Preferred Stock shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series D Convertible Preferred Stock, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the Series D Convertible Preferred Stock, duly endorsed for transfer to the Corporation (if required by it) on or before the Redemption Date.

                  7B. Redemption Price and Payment. The Series D Convertible Preferred Stock to be redeemed on the Redemption Date shall be redeemed by paying for each share in cash an amount equal to the Series D Redemption Price (as defined below). For purposes of this paragraph 7B, the "Series D Redemption Price" shall mean $18.243 per share, plus an amount equal to all dividends accrued and unpaid on each such share, provided, however, that if the Redemption Date is after the fifth (5th) anniversary of the Series B Preferred Stock Issue Date, then the "Series D Redemption Price" shall mean the greater of (i) $18.243 per share, plus an amount equal to all dividends accrued and unpaid on each such share and (ii) the Fair Market Value (as defined below) of the Common Stock underlying the Series D Convertible Preferred Stock. Such payment shall be made in full on the Redemption Date to the holders entitled thereto. For purposes of this paragraph 7B, "Fair Market Value" of the Common Stock shall mean the average of the fair market valuations of the Common Stock performed by two investment banks (the "Initial Appraisers"), one of which shall be retained by the Corporation and one of which shall be retained by the holders of a majority in interest of the Series D Convertible Preferred Stock. Subject to the following sentence, such determination by the Initial Appraisers of Fair Market Value shall be final and binding on the parties. If the higher of the two valuations of the Initial Appraisers is equal to or greater than 110% of the lower valuation, the Corporation and holders of a majority in interest of the Series D Convertible Preferred Stock shall select a third investment bank (the "Final Appraiser"), which shall be mutually agreeable to the Corporation and the holders of a majority in interest of the Series D Convertible Preferred Stock. The fair market value of the Common Stock as determined by the Final Appraiser shall be final and binding on the parties. The fees and expenses of the Initial Appraisers shall be paid for by the party selecting such Initial Appraiser and the fees and expenses of the final Appraiser shall be shared by the Corporation and the holders of the Series D Convertible Preferred Stock.

                  7C. Redemption Mechanics. At least 15 but not more than 35 days prior to the Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by mail, postage prepaid, or by facsimile transmission to non-U.S. residents, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series D Convertible Preferred Stock notifying such holder of the redemption and specifying the Series D Redemption Price, the Redemption Date and the place where said Series D Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Series D Redemption Price, all rights of holders of shares of Series D Convertible Preferred Stock (except the right to receive the Series D Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series D Convertible Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Series D Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of shares of Series D Convertible Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Series D Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein; provided, however, that such unredeemed shares shall be entitled to receive interest accruing daily with respect to the applicable Series D Redemption Price at the rate of 15% per annum, payable quarterly in arrears. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series D Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  7D. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series D Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series D Convertible Preferred Stock.

         8. Amendments. Except where the vote or written consent of the holders of a different number of shares of the Corporation is required by these terms of the Series D Convertible Preferred Stock, by law or by the Certificate of Incorporation, no provision of these terms of the Series D Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least 60% of the then outstanding shares of Series D Convertible Preferred Stock.

         9. Definitions. As used herein, the following terms shall have the following meanings:

                  (1) The term "Founders" shall mean F. Thomson Leighton, Daniel Lewin, Jonathan Seelig, Randall Kaplan, Gilbert Friesen and David Karger.

                  (2) The term "Preferred Stock Issue Date" shall mean the date on which the Series D Convertible Preferred Stock is originally issued by the Corporation pursuant to the Purchase Agreement.

                  (3) The term "Purchase Agreement" shall mean the Series D Convertible Preferred Stock Purchase Agreement dated as of June 21, 1999 between the Corporation and Apple Computer Inc. Ltd., as in effect on June 21, 1999.

                  (4) The term the "Plan" shall mean the Corporation's 1998 Stock Incentive Plan.

                  (5) The term "Reserved Employee Shares" shall mean shares of Common Stock reserved by the Corporation pursuant to the Plan from time to time for (i) the sale of shares of Common Stock to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation or (ii) the exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation, not to exceed in the aggregate 11,377,800 shares of Common Stock for both clauses (i) and (ii), with such number including 2,132,100 shares issued or subject to options granted prior to the date of the initial issuance of the Series A Convertible Preferred Stock (the "Option Shares") (appropriately adjusted to reflect an event described in paragraph 6F hereof); provided that, such number of such shares subject to the Plan shall be increased by up to 7,559,226 additional shares of Common Stock (appropriately adjusted to reflect an event described in paragraph 6F hereof) (collectively, the "Founders' Shares") upon the repurchase of such Founders' Shares by the Corporation from the Founders pursuant to contractual rights held by the Corporation. The foregoing numbers of Reserved Employee Shares may be increased by the affirmative vote or written consent of a majority of the directors designated solely by the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis.

                  (6) The term "Series B Conversion Price" shall mean the conversion price of the Series B Convertible Preferred Stock from time to time under the terms of the designation of the Series B Convertible Preferred Stock of the Corporation.

                  (7) The term "Series B Preferred Stock Issue Date" shall mean April 16, 1999.

                  (8) The term "Series B Purchase Agreement" shall mean the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock Purchase Agreement dated as of April 16, 1999 among the Corporation and the purchasers named therein.

                  (9) The term "Subsidiary" or "Subsidiaries" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of every class of equity security of such corporation, partnership, trust or other entity.

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                      SERIES E CONVERTIBLE PREFERRED STOCK

                                       OF

                            AKAMAI TECHNOLOGIES, INC.

                                  -------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                                  -------------

         Akamai Technologies, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article Fourth of its Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of the Directors of the Corporation, at a meeting held on August 5, 1999, duly adopted the following resolution, which resolution remains in full force and effect on the date hereof:

         RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation, a series of Preferred Stock of the Corporation be and hereby is established, consisting of 1,867,480 shares, $0.01 par value per share, to be designated "Series E Convertible Preferred Stock" (hereinafter, the "Series E Preferred Stock"); that the Board of Directors be and hereby is authorized to issue such shares of Series E Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine; and that, subject to the limitations provided by law and by the Certificate of Incorporation, the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof shall be as set forth on
Schedule I attached hereto.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by its President on this 6th day of August, 1999


                                      AKAMAI TECHNOLOGIES, INC.


                                      By:  /s/ Paul Sagan
                                           -----------------------------------
                                           Paul Sagan
                                           President

                                                                      Schedule I

                            AKAMAI TECHNOLOGIES, INC.
               DESIGNATION OF SERIES E CONVERTIBLE PREFERRED STOCK


         The series of Preferred Stock designated and known as "Series E Convertible Preferred Stock" shall consist of 1,867,480 shares.

         1. Voting. Except as may be otherwise provided in these terms of the Series E Convertible Preferred Stock, in the Certificate of Incorporation (the "Certificate of Incorporation") of Akamai Technologies, Inc. (the "Corporation") or by law, the Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series E Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series E Convertible Preferred Stock is then convertible.

         2. Ranking. The Series E Convertible Preferred Stock shall rank, with respect to dividend distributions and distributions upon a Liquidation Event (as defined in paragraph 4A herein), senior to all classes of common stock of the Company and to each other class of capital stock or series of preferred stock (including the Series A Convertible Preferred Stock of the Corporation) established before the Series B Preferred Stock Issue Date, by the Board of Directors, pari passu with the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock of the Corporation, and senior or pari passu to any other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date by the Board of Directors. All classes of common stock of the Company, the Series A Convertible Preferred Stock and any other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date to which the Series E Convertible Preferred Stock is senior, are collectively referred to herein as "Junior Securities". The Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock of the Corporation and any other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date which ranks pari passu with the Series E Convertible Preferred Stock, are collectively referred to herein as "Pari Passu Securities".

         3. Dividends. The holders of shares of the Series E Convertible Preferred Stock shall be entitled to receive, when, as and if dividends are declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative preferential dividends at the annual rate of 8% on the Series E Liquidation Preference Payments (as defined in paragraph 4A herein); provided, however, that any such dividends shall only be paid, whether declared or not, immediately upon the occurrence of (i) a Liquidation Event pursuant to paragraph 4A hereof or (ii) a Redemption pursuant to paragraph 7B hereof. Holders of shares of Series E Convertible Preferred Stock shall be entitled to receive the dividends provided for herein in preference to and in priority over any dividends upon any of the Junior Securities. Dividends on the Series E Convertible Preferred Stock shall accrue on a daily basis from the Preferred Stock Issue Date and, to the extent they are not paid, shall accumulate on an annual basis on each December 31, whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared.

4.       Liquidation, Dissolution and Winding-up.

                  4A. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), whether voluntary or involuntary, the holders of the shares of Series E Convertible Preferred Stock shall be paid an amount equal to $26.239 per share plus, in the case of each share, an amount equal to dividends accrued but unpaid thereon, computed to the date payment thereof is made available, together with payment to any Pari Passu Securities, and before any payment shall be made to the holders of any Junior Securities, such amount payable with respect to one share of Series E Convertible Preferred Stock being sometimes referred to as the "Series E Liquidation Preference Payment" and with respect to all shares of Series E Convertible Preferred Stock being sometimes referred to as the "Series E Liquidation Preference Payments". If upon any Liquidation Event, the assets to be distributed to the holders of the Series E Convertible Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to holders of the Series E Convertible Preferred Stock and Pari Passu Securities shall be distributed to such holders of the Series E Convertible Preferred Stock and Pari Passu Securities pro rata, so that each holder receives that portion of the assets available for distribution as the number of shares of such stock held by such holder bears to the total number of shares of such stock then outstanding.

                  4B. Upon any Liquidation Event, immediately after the holders of Series E Convertible Preferred Stock and holders of any Pari Passu Securities have been paid in full pursuant to paragraph 4A above, the remaining net assets of the Corporation available for distribution shall be distributed among the holders of the shares of Junior Securities.

         Written notice of such Liquidation Event, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series E Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

         The (x) consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving Corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction), (y) sale or transfer by the Corporation of all or substantially all of its assets, or (z) sale or transfer by the Corporation's stockholders of capital stock representing a majority of the outstanding capital stock of the Corporation shall be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph 4 (subject to the provisions of this paragraph 4 and not the provisions of paragraph 6G hereof, unless paragraph 6G is elected in the following proviso); provided, however, that if the holders of at least 60% of the then outstanding shares of Series E Convertible Preferred Stock shall elect the benefits of the provisions of paragraph 6G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 4, then all holders of shares of Series E Convertible Preferred Stock shall receive the benefits of the provisions of paragraph 6G in lieu of receiving payment pursuant to this paragraph 4 for the particular Organic Change (as defined in Section 6G) causing the rights of Section 6G to be available. The election of the rights under Section 6G for any particular Organic Change shall not constitute an election of the rights available under
Section 6G for any other Organic Change, for which the holders of Series E Convertible Preferred Stock shall have a new election under the foregoing proviso. Whenever the distribution provided for in this paragraph 4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

         5. Restrictions. At any time when at least 50% of the shares of Series E Convertible Preferred Stock issued pursuant to the Purchase Agreement remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent of the holders of at least 60% of the then outstanding shares of Series E Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  (1) Consent to any Liquidation Event or merge or consolidate with or into, or permit any Subsidiary to merge or consolidate with or into, any other corporation, corporations, entity or entities (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction or a consolidation or merger pursuant to which the aggregate consideration definitely and unconditionally payable to all of the stockholders of the Corporation is greater than $1.2 billion) without the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis;

                  (2) Sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets (unless the aggregate consideration definitely and unconditionally payable to all of the stockholders of the Corporation is greater than $1.2 billion) without the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis;

                  (3) Amend, alter or repeal any provision of its Certificate of Incorporation or By-laws in a manner adverse to holders of the Series E Convertible Preferred Stock;

                  (4) Create or authorize the creation of or issue any additional class or series of shares of stock (other than the Series C Convertible Preferred Stock of the Corporation) unless the same ranks junior to or on parity with the Series E Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or increase the authorized amount of Series E Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to or on parity with the Series E Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, or create or authorize any obligation or security convertible into shares of Series E Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to or on parity with the Series E Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  (5) In any manner amend, alter or change the designations or the powers, preferences or rights, privileges or the restrictions of the Series E Convertible Preferred Stock, provided, however, that the authorization or creation of any shares of capital stock on parity with the Series E Convertible Preferred Stock as to dividends and the distribution of assets on a Liquidation Event shall not require the approval of holders of Series E Convertible Preferred Stock;

                  (6) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any Junior Securities, except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock or (ii) repurchases of shares of capital stock (at the original purchase price therefor) from officers, employees, directors or consultants of the Corporation which are subject to restrictive stock purchase, right of first refusal or other agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including termination of employment; or

                  (7) Increase the number of Reserved Employee Shares without the affirmative vote or written consent of a majority of the directors designated solely by the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis.

         6. Conversion. The holders of shares of Series E Convertible Preferred Stock shall have the following conversion rights:

                  6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series E Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series E Convertible Preferred Stock (except that upon any Liquidation Event the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series E Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series E Convertible Preferred Stock so to be converted by $26.239 and (ii) dividing the result by the conversion price of $26.239 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series E Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series E Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series E Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series E Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in paragraph 6A and surrender of the certificate or certificates for the share or shares of Series E Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series E Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series E Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series E Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series E Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends declared and unpaid (if any) on the shares of Series E Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in paragraph 6B. In case the number of shares of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to paragraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this paragraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series E Convertible Preferred Stock for conversion an amount in cash equal to the current fair market value of such fractional share as determined in good faith by the Board of Directors of the Corporation, and based upon the aggregate number of shares of Series E Convertible Preferred Stock surrendered by any one holder.

                  6D. Adjustment of Series E Conversion Price Upon Issuance of Common Stock. Except as provided in paragraphs 6E and 6F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series E Conversion Price in effect immediately prior to the time of such issue or sale, (such number being appropriately adjusted to reflect the occurrence of any event described in paragraph 6F), then, forthwith upon such issue or sale, the Series E Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (assuming the conversion of the outstanding shares of Series E Convertible Preferred Stock) multiplied by the then existing Series E Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (assuming the conversion of the outstanding shares of Series E Convertible Preferred Stock).

                  For purposes of this paragraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of all such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series E Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Series E Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which

         Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of all such Convertible Securities thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series E Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Series E Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series E Conversion Price have been or are to be made pursuant to other provisions of this paragraph 6D, no further adjustment of the Series E Conversion Price shall be made by reason of such issue or sale.

                  6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series E Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series E Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided, however, that in no event shall the Series E Conversion Price then in effect hereunder be increased; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series E Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to paragraph 6F), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them
         (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation (or any Subsidiary), and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this paragraph 6D.

                  6E. Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series E Conversion Price if it first obtains the written consent of the holders of at least 60% of the then outstanding shares of Series E Convertible Preferred Stock that no adjustment shall be required. In no event shall the Corporation be required to make any adjustment to the Series E Conversion Price in the case of the issuance of (i) shares of Series C Convertible Preferred Stock pursuant to the Series B Purchase Agreement, (ii) shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock or Series E Convertible Preferred Stock, (iii) shares of Common Stock issued or issuable as a dividend or distribution on Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock or Series E Convertible Preferred Stock, (iv) Reserved Employee Shares (as defined in paragraph 9 herein), (v) warrants issued in connection with senior subordinated notes of the Corporation as contemplated by the Series B Purchase Agreement or shares of Common Stock issuable upon conversion of such warrants, or (vi) Options outstanding as of the Preferred Stock Issue Date.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series E Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series E Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation's assets or other similar transaction (any such transaction being referred to herein as an "Organic Change") shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series E Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series E Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series E Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Notice of Adjustment. Upon any adjustment of the Series E Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series E Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6I. Other Notices. In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all of its assets to, another entity or entities; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series E Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series E Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series E Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

                  6K. No Reissuance of Series E Convertible Preferred Stock. Shares of Series E Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  6L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series E Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series E Convertible Preferred Stock which is being converted.

                  6M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series E Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series E Convertible Preferred

Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6N. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Series E Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series E Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                  6O. Mandatory Conversion. All outstanding shares of Series E Convertible Preferred Stock shall automatically convert to shares of Common Stock if at any time the Corporation shall effect a public offering of shares of Common Stock (any such offering, regardless of compliance with subsections (i), (ii) and (iii) herein, being referred to as a "Public Offering"), provided (i) the aggregate gross proceeds from such offering to the Corporation shall be at least $20,000,000, (ii) the price paid by the public for such shares shall be at least (x) 2.0 times the then Series B Conversion Price if the Public Offering occurs prior to the 18 month anniversary of the Series B Preferred Stock Issue Date or (y) 3.0 times the then Series B Conversion Price if the Public Offering occurs on or after the 18 month anniversary of the Series B Preferred Stock Issue Date and (iii) the offering is a firm commitment underwritten Public Offering, and such automatic conversion shall be effective upon the closing of the sale of such shares by the Corporation pursuant to such Public Offering.

         7. Redemption. The shares of Series E Convertible Preferred Stock shall be redeemed as follows:

                  7A. Optional Redemption. The Corporation shall not have the right to call or redeem at any time all or any shares of Series E Convertible Preferred Stock. With the approval of the holders of 66% of the then outstanding shares of Series E Convertible Preferred Stock, one or more holders of shares of Series E Convertible Preferred Stock may, by giving notice (the "Notice") to the Corporation, require the Corporation to redeem any or all of the outstanding Series E Convertible Preferred Stock on the Redemption Date (as defined below). Upon receipt of the Notice, the Corporation will so notify all other persons holding Series E Convertible Preferred Stock. After receipt of the Notice, the Corporation shall fix the first date for redemption, which shall be the date specified in the Notice, being any date on or after the earlier of (i) the fifth
(5th) anniversary of the Series B Preferred Stock Issue Date and (ii) the date which is the day before the Corporation is due to redeem any outstanding Junior Securities (the "Redemption Date"). All holders of Series E Convertible Preferred Stock shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series E Convertible Preferred Stock, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the Series E Convertible Preferred Stock, duly endorsed for transfer to the Corporation (if required by it) on or before the Redemption Date.

                  7B. Redemption Price and Payment. The Series E Convertible Preferred Stock to be redeemed on the Redemption Date shall be redeemed by paying for each share in cash an amount equal to the Series E Redemption Price (as defined below). For purposes of this paragraph 7B, the "Series E Redemption Price" shall mean $26.239 per share, plus an amount equal to all dividends accrued and unpaid on each such share; provided, however, that if the Redemption Date is after the fifth (5th) anniversary of the Series B Preferred Stock Issue Date, then the "Series E Redemption Price" shall mean the greater of (i) $26.239 per share, plus an amount equal to all dividends accrued and unpaid on each such share and (ii) the Fair Market Value (as defined below) of the Common Stock underlying the Series E Convertible Preferred Stock. Such payment shall be made in full on the Redemption Date to the holders entitled thereto. For purposes of this paragraph 7B, "Fair Market Value" of the Common Stock shall mean the average of the fair market valuations of the Common Stock performed by two investment banks (the "Initial Appraisers"), one of which shall be retained by the Corporation and one of which shall be retained by the holders of a majority in interest of the Series E Convertible Preferred Stock. Subject to the following sentence, such determination by the Initial Appraisers of Fair Market Value shall be final and binding on the parties. If the higher of the two valuations of the Initial Appraisers is equal to or greater than 110% of the lower valuation, the Corporation and holders of a majority in interest of the Series E Convertible Preferred Stock shall select a third investment bank (the "Final Appraiser"), which shall be mutually agreeable to the Corporation and the holders of a majority in interest of the Series E Convertible Preferred Stock. The fair market value of the Common Stock as determined by the Final Appraiser shall be final and binding on the parties. The fees and expenses of the Initial Appraisers shall be paid for by the party selecting such Initial Appraiser and the fees and expenses of the Final Appraiser shall be shared by the Corporation and the holders of the Series E Convertible Preferred Stock.

                  7C. Redemption Mechanics. At least 15 but not more than 35 days prior to the Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by mail, postage prepaid, or by facsimile transmission to non-U.S. residents, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series E Convertible Preferred Stock notifying such holder of the redemption and specifying the Series E Redemption Price, the Redemption Date and the place where said Series E Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Series E Redemption Price, all rights of holders of shares of Series E Convertible Preferred Stock (except the right to receive the Series E Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series E Convertible Preferred Stock on the Redemption Date are insufficient to redeem the total number of outstanding shares of Series E Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of shares of Series E Convertible Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Series E Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein; provided, however, that such unredeemed shares shall be entitled to receive interest accruing daily with respect to the applicable Series E Redemption Price at the rate of 15% per annum, payable quarterly in arrears. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series E Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  7D. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series E Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series E Convertible Preferred Stock.

         8. Amendments. Except where the vote or written consent of the holders of a different number of shares of the Corporation is required by these terms of the Series E Convertible Preferred Stock, by law or by the Certificate of Incorporation, no provision of these terms of the Series E Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least 60% of the then outstanding shares of Series E Convertible Preferred Stock.

         9. Definitions. As used herein, the following terms shall have the following meanings:

                  (1) The term "Founders" shall mean F. Thomson Leighton, Daniel Lewin, Jonathan Seelig, Randall Kaplan, Gilbert Friesen and David Karger.

                  (2) The term "Preferred Stock Issue Date" shall mean the date on which the Series E Convertible Preferred Stock is originally issued by the Corporation pursuant to the Purchase Agreement.

                  (3) The term "Purchase Agreement" shall mean the Series E Convertible Preferred Stock Purchase Agreement dated as of August 6, 1999 between the Corporation and Cisco Systems, Inc., as in effect on August 6, 1999.

                  (4) The term the "Plan" shall mean the Corporation's 1998 Stock Incentive Plan.

                  (5) The term "Reserved Employee Shares" shall mean shares of Common Stock reserved by the Corporation pursuant to the Plan from time to time for (i) the sale of shares of Common Stock to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation or (ii) the exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation, not to exceed in the aggregate 11,377,800 shares of Common Stock for both clauses (i) and (ii), with such number including 2,132,100 shares issued or subject to options granted prior to the date of the initial issuance of the Series A Convertible Preferred Stock (the "Option Shares") (appropriately adjusted to reflect an event described in paragraph 6F hereof); provided that, such number of such shares subject to the Plan shall be increased by up to 7,559,226 additional shares of Common Stock (appropriately adjusted to reflect an event described in paragraph 6F hereof) (collectively, the "Founders' Shares") upon the repurchase of such Founders' Shares by the Corporation from the Founders pursuant to contractual rights held by the Corporation. The foregoing numbers of Reserved Employee Shares may be increased by the affirmative vote or written consent of a majority of the directors designated solely by the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock or the affirmative vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock, voting together as a single class on a Common Stock equivalent basis.

                  (6) The term "Series B Conversion Price" shall mean the conversion price of the Series B Convertible Preferred Stock from time to time under the terms of the designation of the Series B Convertible Preferred Stock of the Corporation.

                  (7) The term "Series B Preferred Stock Issue Date" shall mean April 16, 1999.

                  (8) The term "Series B Purchase Agreement" shall mean the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock Purchase Agreement dated as of April 16, 1999 among the Corporation and the purchasers named therein.

                  (9) The term "Subsidiary" or "Subsidiaries" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of every class of equity security of such corporation, partnership, trust or other entity.

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            AKAMAI TECHNOLOGIES, INC.

                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware

         Akamai Technologies, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         The Board of Directors of the Corporation, at a meeting held on August 5, 1999, duly adopted a resolution, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been or will be given to all stockholders who have not consented in writing to said amendment. The resolution setting forth the amendment is as follows:

         RESOLVED:     That the first paragraph of Article FOURTH of the
                       Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and that the following paragraph be inserted in lieu thereof:

                  "FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 310,000,000 shares, consisting of (i) 300,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) 10,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock").

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President on this 5th day of August, 1999.


                                         AKAMAI TECHNOLOGIES, INC.



                                         By:  /s/ Paul Sagan
                                              -----------------------------
                                              Paul Sagan
                                              President